8. Lines of Credit	12 Months Ended
Jun. 30, 2015
Debt Disclosure [Abstract]
8. Lines of credit

In June 2015, the Company obtained two new lines of credit with First National Bank of Pennsylvania – an Export-Related Revolving Line of Credit which is guaranteed by the Export-Import Bank of the United States which provides for export-related borrowings of up to $998,500 through June 2016 bearing interest at prime plus 2% and an annual fee of 1.75% and a second one-year Demand Line of Credit which provides for borrowings of up to $300,000 for regular working capital needs, bearing interest at prime, currently 3.25%, which is collaterized by a cash collateral account of $300,000 which will be released upon certain financial criteria being met or the line being paid and terminated, whichever comes first. The agreement contains a financial covenant requiring the Company to maintain a minimum net worth and advances on both lines are also secured by a pledge of the Company’s assets including inventory, accounts, chattel paper, equipment and general intangibles of the Company. As of June 30, 2015 there were no borrowings under either line. The Company previously had a line of credit with Bank of America Merrill Lynch which provided for maximum borrowings of up to $700,000, bearing interest at 3.00 percentage points over the London Interbank Offered Rates Index and secured by a pledge of collateral consisting of the inventory, accounts, chattel paper, and equipment and fixtures of the Company. The Company did not have any amounts outstanding under the line at June 30, 2014 and the line was cancelled in June 2015.